Supplement to the
Fidelity®
Select Portfolios®
Money Market
Portfolio
Prospectus
June 29, 2007

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

SELMM-07-01 November 6, 2007
1.857351.100